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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-11329 of Reliant Energy, Incorporated on Form S-8 of our report dated June 27, 2001, appearing in this Annual Report on Form 11-K of the Reliant Energy, Incorporated Savings Plan for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP


Houston, Texas
June 27, 2001